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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                        November 2, 2006 (July 20, 2006)


                        Ace Marketing & Promotions, Inc.
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             (Exact name of registrant as specified in its charter)

                                    New York
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            (State or jurisdiction of incorporation or organization)

                                   000-51160
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                            (Commission File Number)

                                   11-3427886
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                     (I.R.S. Employer Identification Number)

                  457 Rockaway Avenue, Valley Stream, NY 11582
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               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (516) 256-7766

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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 3.02         Unregistered Sales of Equity Securities.
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         We recently engaged Brookshire Securities Corporation, a licensed broker-dealer and member of the NASD, to act as Placement Agent to raise financing for our company through the sale of our unregistered securities solely to "accredited investors" as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended.

Pursuant to the offering, we raised gross proceeds of $1,665,250 from the sale of Units. Each Unit consisted of 60,000 shares of our Common Stock and Class C Warrants to purchase 30,000 shares of Common Stock at an offering price of $105,000 per Unit. We had the right to sell fractional Units, but not fractional shares or fractional Class C Warrants. The Class C Warrants are exercisable at $1.75 per share at anytime from the date of issuance through the earlier of June 30, 2009 or the redemption date of the Class C Warrants, whichever is earlier.

Each Class C Warrant may be redeemed by us at a redemption price of $.001 per Warrant, on at least 30 days prior written notice (the "Redemption Date'), at anytime after the average closing sales price of our Common Stock as reported in the Over-the-Counter Market OTC Electronic Bulletin Board, NASDAQ or if listed on a national securities exchange, equals or exceeds $3.00 per share for a period of 20 consecutive trading days ending within 10 days prior to the date of the notice of redemption is mailed or otherwise delivered by us to each holder of Class C Warrants.

All investors who purchased Units in the Offering have the following additional rights:

     o LIQUIDATED DAMAGES RELATING TO REGISTRATION STATEMENT - We have agreed to file a Registration Statement with the SEC within 60 days (automatically extended to 120 days if we have executed an agreement to acquire the stock or assets of another promotional product distributor) after the final closing date of the Offering (i.e. October 30, 2006), to provide for the resale by purchasers of Units of the shares of Common Stock and the Warrant Shares issuable upon exercise of the Class C Warrants under the Securities Act. We have agreed to use our best efforts to have the Registration Statement declared effective as soon as possible after filing and we have agreed to obtain an effective Registration Statement within 210 days after the final closing date of the Offering (i.e. October 30, 2006), subject to a 30-day extension if the Registration Statement receives a "full review" from the Commission. These intervals would be extended by 30 days if fiscal year end audited financial statements would be required, and which were not issued prior to the closing. If the Registration Statement is not effective within the aforementioned time parameters, we will pay liquidated damages in cash or, at our discretion, in Common stock (based upon the fair market value of our Common Stock) equal to 1% of the amount invested to each investor for each subsequent 30-day period that we fail to have an effective Registration Statement, up to a maximum of 9%. In the event the SEC establishes policy preventing the use of or prohibiting the effectiveness of a registration statement, and the Registration Statement is still pending with liquidated damages accruing, we shall be responsible for said damages up to the date of the policy change. We have agreed to use our best efforts to maintain the effectiveness of the registration statement until the earlier of five years from the final closing date of the Offering or until the Shares and Warrant Shares may be sold pursuant to provisions of Rule 144(k) without volume limitations. Any registration costs (other than costs of counsel to subscribers or commissions related to the sales of the Shares and Warrant Shares) will be paid by us.

     o ANTI-DILUTION PROTECTION - In the event we seek to raise money on a capital raise transaction during the period commencing on October 30, 2006 and terminating on the earlier of 24 months from that date or 12 months from the initial effective date of the Registration Statement (the "Covered Period") and we sell shares of our Common Stock or issue options or warrants at a price below $1.75 per share during the Covered Period, the investors in the Offering will have the following anti-dilution protection during the Covered Period:

              "MOST FAVORED NATION PROVISION - Purchasers of Units sold by the Company during the Covered Period may elect at the time of each capital raise transaction by us to exchange their unsold Units multiplied by $105,000 per Unit in exchange for an equivalent amount of our securities offered in any new capital raise transaction based upon the new terms offered by us. A capital raise transaction shall not include the issuance of securities to officers, directors, employees, advisors or consultants or securities issued in connection with acquisitions, consolidations or mergers."


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Pursuant to the Offering, we sold 951,575 shares of our Common Stock and Class C
Warrants to purchase 475,787 shares of our Common Stock. We also issued to the Placement Agent 139,680 shares of Common Stock and five-year Warrants to purchase 95,160 shares of Common Stock exercisable at $1.00 per share (the "Placement Agent Warrants"). The Placement Agent Warrants have the same registration rights as investors in the Offering. Exemption from registration is claimed under Rule 506 of Regulation d promulgated under Section 4(2) of the Securities Act.

Item 7.01         Regulation FD Disclosure.
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Reference is made to the press release appended hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.
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Exhibit
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99.1 Press Releaase

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          ACE MARKETING & PROMOTIONS, INC.

Dated:  November 2, 2006                  By: /s/ Dean L. Julia
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                                          Dean L. Julia, Chief Executive Officer

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